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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934.


         Date of Report (Date of earliest event reported) April 14, 1998


                             2CONNECT EXPRESS, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
                      -------------------------------------
                         (State or other jurisdiction of
                         incorporation or organization)


  000-22251                                                  65-0674664
  ---------                                                  -----------
(Commission                                                (I.R.S. Employer
file number)                                              Identification No.)


1700 NW 65th Ave., Suite 4, Plantation, Fl                       33313
------------------------------------------                       ------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code             (954) 797-7960
--------------------------------------------------------------------------------


                                 NOT APPLICABLE
                            -------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



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Item 5.  OTHER EVENTS

On April 14, 1998, 2Connect Express, Inc. announced that it has filed a Plan of Reorganization and Disclosure Statement as the initial step in its preparation to emerge from its Chapter 11 proceeding. The Company also announced that it has filed motions in the bankruptcy court to permit the sale of remaining excess inventory by public auction and the bulk sale of excess corporate office furniture and fixtures. A copy of this report is filed as Exhibit A hereto.

On April 20, 1998, 2Connect Express, Inc. filed with the United States Bankruptcy Court the Debtor's Monthly Financial Report (Business) for the period from March 1, 1998 to April 4, 1998. A copy of this report is filed as Exhibit B hereto.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

 (c)      EXHIBITS

         Exhibit 99.1. Text of Press Release dated April 14, 1998.

         Exhibit 99.2  Debtor's Monthly Financial Report (Business)
                       For The Period From March 1, 1998 to April 4, 1998, filed with the United States Bankruptcy Court.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               2CONNECT EXPRESS, INC.
                                               --------------------------------
                                               (Registrant)

Date:  April 21, 1998                          /s/ THOMAS H. HICKS
                                               --------------------------------
                                               Thomas H. Hicks, President and
                                               Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit Number     Description                       Sequentially Numbered Page
--------------     -----------                       --------------------------

99.1               Press Release dated April 14, 1998                  5
                   Re: 2Connect Express, Inc. Plan of
                   Reorganization

99.2               Debtor's Monthly Financial Report                   6
                   for the period from March 1, 1998
                   to April 4, 1998